                        STRONG CONSERVATIVE EQUITY FUNDS

STRONG ASSET ALLOCATION FUND                                  STRONG FUNDS
STRONG EQUITY INCOME FUND                                    P.O. Box 2936
STRONG AMERICAN UTILITIES FUND                  Milwaukee, Wisconsin 53201
STRONG TOTAL RETURN FUND                         Telephone: (414) 359-1400
STRONG GROWTH AND INCOME FUND                    Toll-Free: (800) 368-3863
                                                            Device for the
                                                         Hearing-Impaired:
                                                            (800) 999-2780

   The Strong Family of Funds ("Strong Funds") is a family of more than twenty-five diversified and non-diversified mutual funds. All of the Strong Funds are no-load funds, meaning that you may purchase, redeem, or exchange shares without paying a sales charge. Strong Funds include growth funds, conservative equity funds, income funds, municipal income funds, international funds, and cash management funds. The Strong Conservative Equity Funds are described in this Prospectus.

   This Prospectus contains information you should consider before you invest. Please read it carefully and keep it for future reference. A Statement of Additional Information for the Funds, dated March 1, 1997, contains further information, is incorporated by reference into this Prospectus, and has been filed with the Securities and Exchange Commission ("SEC"). This Statement, which may be revised from time to time, is available without charge upon request to the above-noted address or telephone number. If you would like to electronically access additional information about the Funds after reading the prospectus, you may do so by accessing the SEC's World Wide Web site (at http://www.sec.gov) that contains the Statement of Additional Information regarding the Funds and other related materials.

============================================================================

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
----------------------------------------------------------------------------


                March 1, 1997, as supplemented November 26, 1997


                             ---------------------

                               PROSPECTUS PAGE I-1

                        STRONG CONSERVATIVE EQUITY FUNDS

   The Strong Asset Allocation Fund, Inc. and Strong Total Return Fund, Inc. are separately incorporated, diversified, open-end management investment companies. Strong American Utilities Fund is a non-diversified series, and Strong Equity Income Fund and Strong Growth and Income Fund are diversified series, of Strong Conservative Equity Funds, Inc., which is an open-end management investment company.

   STRONG ASSET ALLOCATION FUND (the "Asset Allocation Fund") seeks high total return consistent with reasonable risk over the long term. The Fund allocates its assets globally among a diversified portfolio of equity securities, bonds, and cash.

   STRONG EQUITY INCOME FUND (the "Equity Income Fund") seeks total return by investing for both income and capital growth. The Fund invests primarily in dividend-paying equity securities.

   STRONG AMERICAN UTILITIES FUND (the "American Utilities Fund") seeks total return by investing for both income and capital growth. The Fund invests primarily in the equity securities of public utility companies headquartered in the United States.

   STRONG TOTAL RETURN FUND (the "Total Return Fund") seeks high total return by investing for capital growth and income. Using a conservative approach to equity management, the Fund emphasizes investments in large- to medium-sized growth companies with steady or growing dividends.

   STRONG GROWTH AND INCOME FUND (the "Growth and Income Fund") seeks high total return by investing for capital growth and income. The Fund invests primarily in companies that pay current dividends and offer potential growth of earnings.

                             ---------------------

                               PROSPECTUS PAGE I-2

                               TABLE OF CONTENTS

EXPENSES................................     I-4
FINANCIAL HIGHLIGHTS....................     I-5
HIGHLIGHTS..............................     I-9
INVESTMENT OBJECTIVES AND POLICIES......    I-10
    Comparing the Funds............ I-11
    Strong Asset Allocation Fund... I-12
    Strong Equity Income Fund...... I-13
    Strong American Utilities
      Fund......................... I-13
    Strong Total Return Fund....... I-14
    Strong Growth and Income
      Fund......................... I-14
IMPLEMENTATION OF POLICIES AND RISKS....    I-15
ABOUT THE FUNDS.........................    I-27
SHAREHOLDER MANUAL......................    II-1
APPENDIX................................     A-1

   No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information, and if given or made, such information or representations may not be relied upon as having been authorized by the Funds. This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made.

                             ---------------------

                               PROSPECTUS PAGE I-3

                                    EXPENSES

   The following information is provided in order to help you understand the various costs and expenses that you, as an investor in the Funds, will bear directly or indirectly.

                        SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases.............  NONE
Sales Load Imposed on Reinvested
  Dividends.................................  NONE
Deferred Sales Load.........................  NONE
Redemption Fees.............................  NONE
Exchange Fees...............................  NONE

   There are certain charges associated with retirement accounts and with certain other special shareholder services offered by the Funds. Additionally, purchases and redemptions may also be made through broker-dealers or other financial intermediaries who may charge a commission or other transaction fee for their services. (See "Shareholder Manual - How to Buy Shares" and "- How to Sell Shares.")

                         ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average net assets)
  ----------------------------------------------------------------------------

                                                             Total
                         Management      Other     12b-1   Operating
         Fund               Fees       Expenses    Fees     Expenses
 Asset Allocation            .80%         .33%      NONE      1.13%
 Equity Income               .80          .52       NONE      1.32
 American Utilities          .75          .40       NONE      1.15
 Total Return                .80          .29       NONE      1.09
 Growth and Income           .80         1.12       NONE      1.92

   From time to time, the Funds' investment advisor, Strong Capital Management, Inc. (the "Advisor"), may voluntarily waive its management fee and/or absorb certain expenses for a Fund. The expenses specified in the table above for the Funds are based on actual expenses incurred for the fiscal year ended October 31, 1996. For additional information concerning fees and expenses, see "About the Funds - Management."

                             ---------------------

                               PROSPECTUS PAGE I-4

   EXAMPLE. You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
  ----------------------------------------------------------------------------

                       Period (in years)
       Fund          1     3     5      10
Asset Allocation    $12   $36   $ 62   $137
Equity Income        13    42     72    159
American Utilities   12    37     63    140
Total Return         11    35     60    133
Growth and Income    19    60    104    224

----------------------------------------------------------------------------

   The Example is based on each Fund's "Total Operating Expenses," as described above. PLEASE REMEMBER THAT THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND THAT ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. The assumption in the Example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of a Fund's shares.

                              FINANCIAL HIGHLIGHTS

   The following annual Financial Highlights for each of the Funds has been audited by Coopers & Lybrand L.L.P., independent certified public accountants. Their report for the fiscal year ended October 31, 1996 is included in the Funds' Annual Report that is contained in the Funds' Statement of Additional Information. The Financial Highlights for the Funds should be read in conjunction with the Financial Statements and related notes included in the Funds' Annual Report. Additional information about each Fund's performance is contained in the Funds' Annual Report, which may be obtained without charge by calling or writing Strong Funds. The following presents information relating to a share of common stock of each of the Funds, outstanding for the entire period ended as indicated.

                             ---------------------

                               PROSPECTUS PAGE I-5

                                           -----------------------------------------------------------------------------
                                           STRONG ASSET ALLOCATION FUND
                                           10-31-96   10-31-95(1)   12-31-94   12-31-93   12-31-92   12-31-91   12-31-90
                                           --------   -----------   --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD       $  20.31    $  17.91     $  19.06   $  18.49   $  19.68   $  17.50   $  18.41
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income                        0.78        0.66         0.70       0.82       0.87       0.94       1.12
  Net Realized and Unrealized Gains
    (Losses) on Investments                    1.05        2.32        (0.99)      1.81      (0.25)      2.41      (0.65)
                                           --------    --------     --------   --------   --------   --------   --------
Total from Investment Operations               1.83        2.98        (0.29)      2.63       0.62       3.35       0.47
LESS DISTRIBUTIONS
  From Net Investment Income                  (0.84)      (0.58)       (0.70)     (0.82)     (0.87)     (0.97)     (1.38)
  From Net Realized Gains                     (1.18)         --           --      (1.24)     (0.94)     (0.20)        --
  In Excess of Net Realized Gains                --          --        (0.16)        --         --         --         --
  Return of Capital                              --          --           --         --         --         --         --
                                           --------    --------     --------   --------   --------   --------   --------
Total Distributions                           (2.02)      (0.58)       (0.86)     (2.06)     (1.81)     (1.17)     (1.38)
                                           --------    --------     --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD             $  20.12    $  20.31     $  17.91   $  19.06   $  18.49   $  19.68   $  17.50
                                           ========    ========     ========   ========   ========   ========   ========
TOTAL RETURN                                  +9.5%      +16.8%        -1.5%     +14.5%      +3.2%     +19.6%      +2.8%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (In Thousands)                           $263,170    $260,722     $248,647   $254,439   $208,368   $214,951   $203,562
Ratio of Expenses to Average
  Net Assets                                   1.1%        1.2%*        1.2%       1.2%       1.2%       1.3%       1.3%
Ratio of Net Investment Income
  to Average Net Assets                        3.9%        4.1%*        3.8%       4.2%       4.4%       5.1%       6.1%
Portfolio Turnover Rate                      446.7%      326.8%       359.7%     348.3%     320.4%     418.4%     319.6%
Average Commission Rate Paid(2)            $ 0.0469

                                           ------------------------------
                                           STRONG ASSET ALLOCATION FUND
                                           12-31-89   12-31-88   12-31-87
                                           --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD       $  17.57   $  17.60   $  22.18
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income                        1.22       1.39       0.85
  Net Realized and Unrealized Gains
    (Losses) on Investments                    0.73       0.19      (0.70)
                                           --------   --------   --------
Total from Investment Operations               1.95       1.58       0.15
LESS DISTRIBUTIONS
  From Net Investment Income                  (0.97)     (1.38)     (1.78)
  From Net Realized Gains                     (0.14)        --      (2.95)
  In Excess of Net Realized Gains                --         --         --
  Return of Capital                              --      (0.23)        --
                                           --------   --------   --------
Total Distributions                           (1.11)     (1.61)     (4.73)
                                           --------   --------   --------
NET ASSET VALUE, END OF PERIOD             $  18.41   $  17.57   $  17.60
                                           ========   ========   ========
TOTAL RETURN                                 +11.2%      +9.2%      -0.3%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (In Thousands)                           $240,549   $256,089   $272,899
Ratio of Expenses to Average
  Net Assets                                   1.3%       1.2%       1.1%
Ratio of Net Investment Income
  to Average Net Assets                        6.6%       7.5%       4.2%
Portfolio Turnover Rate                      206.5%     426.2%     336.5%
Average Commission Rate Paid(2)

 * Calculated on an annualized basis.
(1) Total return and portfolio turnover rate are not annualized.
(2) Disclosure required, effective for reporting periods beginning after September 1, 1995.

                             ---------------------

                               PROSPECTUS PAGE I-6

[CAPTION]

                                                                                                                        STRONG
                                                                                                         STRONG         GROWTH
                                                                                                         EQUITY           AND
                                                                                                         INCOME         INCOME
                                                          STRONG AMERICAN UTILITIES FUND                  FUND           FUND
                                               10-31-96      10-31-95(1)    12-31-94    12-31-93(2)    10-31-96(2)    10-31-96(2)
                                               --------        -------      --------      -------       --------       --------
NET ASSET VALUE, BEGINNING OF PERIOD           $  11.73        $  9.46      $  10.19      $ 10.00       $  10.00       $  10.00
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                            0.40           0.27          0.46         0.18           0.12           0.04
  Net Realized and Unrealized Gains (Losses)
    on
    Investments                                    0.90           2.25         (0.73)        0.27           2.02           2.38
                                               --------        -------      --------      -------       --------       --------
Total from Investment Operations                   1.30           2.52         (0.27)        0.45           2.14           2.42
LESS DISTRIBUTIONS
  From Net Investment Income                      (0.39)         (0.25)        (0.46)       (0.18)         (0.11)         (0.04)
  From Net Realized Gains                            --             --            --        (0.05)            --             --
  In Excess of Net Realized Gains                    --             --            --        (0.03)            --             --
                                               --------        -------      --------      -------       --------       --------
Total Distributions                               (0.39)         (0.25)        (0.46)       (0.26)         (0.11)         (0.04)
                                               --------        -------      --------      -------       --------       --------
NET ASSET VALUE, END OF PERIOD                 $  12.64        $ 11.73      $   9.46      $ 10.19       $  12.03       $  12.38
                                               ========        =======      ========      =======       ========       ========
TOTAL RETURN                                     +11.2%         +26.9%         -2.6%        +4.5%         +21.5%         +24.2%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (In Thousands)                               $122,486        $91,696      $ 37,944      $32,457       $ 28,723       $ 17,990
Ratio of Expenses to Average Net Assets            1.2%           1.2%*         0.5%         0.0%*          1.3%*          1.9%*
Ratio of Expenses to Average
  Net Assets, Without Waivers and Absorptions      1.2%           1.2%*         1.6%         1.4%*          1.3%*          1.9%*
Ratio of Net Investment Income
  to Average Net Assets                            3.2%           3.4%*         4.8%         5.6%*          1.6%*          0.6%*
Portfolio Turnover Rate                           84.0%          56.4%        105.4%        89.3%         158.3%         174.1%
Average Commission Rate Paid(3)                $ 0.0599                                                 $ 0.0633       $ 0.0667

 *
Calculated on an annualized basis.
(1)
Total return and portfolio turnover rate are not annualized.
(2)
Inception dates for the American Utilities, Equity Income, and Growth and Income Funds are July 1, 1993, December 29, 1995, and December 29, 1995, respectively. Total return and portfolio turnover rate are not annualized.
(3)
Disclosure required, effective for reporting periods beginning after September 1, 1995.

                             ---------------------

                               PROSPECTUS PAGE I-7

--------------------------------------------------------------------------------

                                                                  STRONG TOTAL RETURN FUND
                                       10-31-96   10-31-95(1)   12-31-94   12-31-93   12-31-92   12-31-91    12-31-90
                                       --------   -----------   --------   --------   --------   --------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD   $  28.02    $  23.62     $  24.30   $  20.17   $  20.24   $  15.34   $    17.72
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                    0.24        0.26         0.25       0.33       0.18       0.22         0.95
  Net Realized and Unrealized Gains
    (Losses) on Investments                4.65        4.41        (0.59)      4.18      (0.08)      4.90        (2.19)
                                       --------    --------     --------   --------   --------   --------   ----------
Total from Investment Operations           4.89        4.67        (0.34)      4.51       0.10       5.12        (1.24)
LESS DISTRIBUTIONS
  From Net Investment Income              (0.24)      (0.26)       (0.26)     (0.33)     (0.17)     (0.22)       (1.14)
  In Excess of Net Investment Income      (0.06)      (0.01)       (0.08)        --         --         --           --
  From Net Realized Gains                 (1.25)         --           --         --         --         --           --
  In Excess of Net Realized Gains            --          --           --      (0.05)        --         --           --
  Return of Capital                          --          --           --         --         --         --           --
                                       --------    --------     --------   --------   --------   --------   ----------
Total Distributions                       (1.55)      (0.27)       (0.34)     (0.38)     (0.17)     (0.22)       (1.14)
                                       --------    --------     --------   --------   --------   --------   ----------
NET ASSET VALUE, END OF PERIOD         $  31.36    $  28.02     $  23.62   $  24.30   $  20.17   $  20.24   $    15.34
                                       ========    ========     ========   ========   ========   ========   ==========
TOTAL RETURN                             +18.0%      +19.8%        -1.4%     +22.5%      +0.6%     +33.6%        -7.1%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (In Thousands)                       $760,220    $670,958     $606,814   $630,349   $587,873   $691,327   $  646,579
Ratio of Expenses to Average
  Net Assets                               1.1%        1.1%*        1.2%       1.2%       1.3%       1.4%         1.4%
Ratio of Net Investment Income
  to Average Net Assets                    0.8%        1.2%*        1.1%       1.4%       0.9%       1.3%         5.4%
Portfolio Turnover Rate                  502.4%      298.8%       290.4%     271.3%     371.8%     426.4%       312.3%
Average Commission Rate Paid(2)        $ 0.0584

                                            STRONG TOTAL RETURN FUND
                                        12-31-89     12-31-88    12-31-87
                                       ----------   ----------   --------
NET ASSET VALUE, BEGINNING OF PERIOD   $    18.96   $    18.37   $  21.61
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                      1.55         1.95       0.97
  Net Realized and Unrealized Gains
    (Losses) on Investments                 (0.97)        0.85       0.61
                                       ----------   ----------   --------
Total from Investment Operations             0.58         2.80       1.58
LESS DISTRIBUTIONS
  From Net Investment Income                (1.31)       (1.96)     (1.65)
  In Excess of Net Investment Income           --           --         --
  From Net Realized Gains                   (0.51)          --      (3.17)
  In Excess of Net Realized Gains              --           --         --
  Return of Capital                            --        (0.25)        --
                                       ----------   ----------   --------
Total Distributions                         (1.82)       (2.21)     (4.82)
                                       ----------   ----------   --------
NET ASSET VALUE, END OF PERIOD         $    17.72   $    18.96   $  18.37
                                       ==========   ==========   ========
TOTAL RETURN                                +2.6%       +15.6%      +6.0%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (In Thousands)                       $1,065,278   $1,006,192   $802,442
Ratio of Expenses to Average
  Net Assets                                 1.2%         1.2%       1.1%
Ratio of Net Investment Income
  to Average Net Assets                      7.7%        10.1%       5.2%
Portfolio Turnover Rate                    305.3%       281.1%     224.4%
Average Commission Rate Paid(2)

 * Calculated on an annualized basis.
(1) Total return and portfolio turnover rate are not annualized.
(2) Disclosure required, effective for reporting periods beginning after September 1, 1995.

                             ---------------------

                               PROSPECTUS PAGE I-8

                                   HIGHLIGHTS

INVESTMENT OBJECTIVES AND POLICIES

   Each Fund has distinct investment objectives and policies. Each Fund seeks total return consistent with its investment objective and policies. The investment objective of each Fund is set forth under "Investment Objectives and Policies."

IMPLEMENTATION OF POLICIES AND RISKS

   Subject to certain limitations, each Fund may invest in foreign securities and engage in foreign currency and derivative transactions, including options, futures, and options on futures transactions. Each Fund may invest in repurchase agreements, when-issued securities, and illiquid securities. The Asset Allocation Fund may engage in substantial short-term trading, which may result in high portfolio turnover rates. These investment practices and techniques involve risks that are different in some respects from those associated with similar funds that do not use them. The American Utilities Fund is a "non-diversified" investment company, which means that it may invest a larger proportion of its assets in the securities of a single issuer than diversified funds. The Funds may invest in non-investment-grade debt obligations (commonly called "junk bonds") within specified limits. (See "Implementation of Policies and Risks.")

MANAGEMENT

   The Advisor, Strong Capital Management, Inc., serves as investment advisor to the Funds. The Advisor provides investment management services for mutual funds and other investment portfolios representing assets of over $24 billion. W.H. Reaves & Co., Inc. (the "Subadvisor") is the subadvisor for the American Utilities Fund. (See "About the Funds - Management.")

PURCHASE AND REDEMPTION OF SHARES

   You may purchase or redeem shares of a Fund at net asset value. There are no redemption or 12b-1 charges. The net asset values change daily with the value of each Fund's portfolio. You can locate the net asset value for a Fund in newspaper listings of mutual fund prices under the "Strong Funds" heading or at our site on the World Wide Web at http://www.strong-funds.com. (See "Shareholder Manual - How to Buy Shares" and "- How to Sell Shares.")

                             ---------------------

                               PROSPECTUS PAGE I-9

SHAREHOLDER SERVICES

   Strong shareholder benefits include: telephone purchase, exchange, and redemption privileges; professional representatives available 24 hours a day; automatic investment, automatic dividend reinvestment, payroll direct deposit, automatic exchange, and systematic withdrawal plans; and a no-minimum investment program. (See "Shareholder Manual - Shareholder Services.")

DIVIDENDS AND OTHER DISTRIBUTIONS

   The policy of each Fund is to pay dividends from net investment income quarterly and to distribute substantially all net realized capital gains annually. (See "About the Funds - Distributions and Taxes.")

                       INVESTMENT OBJECTIVES AND POLICIES

   The descriptions that follow are designed to help you choose the Fund that best fits your investment objective. You may want to pursue more than one objective by investing in more than one of the Funds or by investing in one of the other Strong Funds, which are described in separate prospectuses. Each Fund's investment objective is discussed below in connection with the Fund's investment policies. Because of the risks inherent in all investments, there can be no assurance that the Funds will meet their objectives.
   The Funds are each required or permitted to invest a substantial portion of their assets in equity securities. Each Fund's net asset value will fluctuate based upon changes in the value of the securities in its portfolio. Although they are considered conservative equity funds - meaning, each Fund's net asset value is likely to be less volatile than that of a Fund invested solely for growth of capital - each Fund's net asset value is likely to fluctuate more than that of a fund invested solely for income. The Funds, therefore, are not appropriate for investors' short-term financial needs.

                             ----------------------

                              PROSPECTUS PAGE I-10

COMPARING THE FUNDS

   The following summary is intended to distinguish the Funds and help you determine their suitability for your investments.

                    Equity     Bond
       Fund          Range    Range    Diversified         Focus
----------------------------------------------------------------------
Asset Allocation     30-70%   20-70%     Yes         Allocated Across
                                                     Asset Classes
----------------------------------------------------------------------
Equity Income       65-100%    0-35%     Yes         Dividend-Paying
                                                     Stocks
----------------------------------------------------------------------
American Utilities  65-100%    0-35%     No          Utility and
                                                     Energy Stocks
----------------------------------------------------------------------
Total Return        60-100%    0-40%     Yes         Large- and Mid-
                                                     Cap, Dividend-
                                                     Paying Growth
                                                     Stocks
----------------------------------------------------------------------
Growth and Income   65-100%    0-35%     Yes         Dividend-Paying
                                                     and Growth Stocks
----------------------------------------------------------------------

   Each Fund has adopted certain fundamental investment restrictions that are set forth in the Funds' Statement of Additional Information ("SAI"). Those restrictions, a Fund's investment objective, and any other investment policies identified as "fundamental" cannot be changed without shareholder approval. To further guide investment activities, each Fund has also instituted a number of non-fundamental operating policies, which are described throughout this Prospectus and in the SAI. Although operating policies may be changed by a Fund's Board of Directors without shareholder approval, a Fund will promptly notify shareholders of any material change in operating policies.
   Except as limited below, each Fund may invest in a diversified portfolio of securities without regard to objective investment criteria, such as company size, exchange listing, earnings history, or other factors. When selecting securities, the Advisor will, except as otherwise limited below, be limited only by its best judgment as to what will help achieve each Fund's investment objective.
   When the Advisor determines market conditions warrant a temporary defensive position, the Total Return Fund may invest up to 40% of its net assets, and the Asset Allocation, American Utilities, Equity Income, and Growth and Income Funds may invest without limitation in cash and short-term fixed income securities.

                             ----------------------

                              PROSPECTUS PAGE I-11

STRONG ASSET ALLOCATION FUND

   The Asset Allocation Fund seeks high total return consistent with reasonable risk over the long term. The Fund allocates its assets globally among a diversified portfolio of equity securities, bonds, and cash.
   Under normal market conditions, the Fund's net assets will be allocated according to a benchmark of 60% equities, 35% bonds, and 5% cash. The Advisor intends to actively manage the Fund's assets, maintaining a balance over time between investment opportunities and their associated potential risks. In response to changing market and economic conditions, the Advisor may reallocate the Fund's net assets among these asset categories. Those allocations normally will be within the ranges indicated below. However, in pursuit of total return, the Advisor may under-allocate or over-allocate the Fund's net assets in a particular category.

                          ASSET-ALLOCATION CATEGORIES

                                       Percentage of Fund Net Assets
                                       ------------------------------
       Category of Investment             Benchmark         Range
---------------------------------------------------------------------
Equities                                        60%            30-70%
Bonds                                           35%            20-70%
Cash                                             5%             0-50%
---------------------------------------------------------------------

   Equity securities in which the Fund may invest include common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds. Bonds purchased by the Fund will be primarily investment-grade debt obligations, although the Fund may invest up to 35% of its net assets in non-investment-grade debt obligations. (See "Implementation of Policies and Risks - Debt Obligations.") The cash portion of the Fund may include, but is not limited to, debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, commercial paper, banker's acceptances, certificates of deposit, and time deposits. The Fund may invest in obligations of domestic and foreign banks and their subsidiaries and branches.
   The Fund also has the flexibility to take advantage of investment opportunities around the world by investing in foreign securities. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts. Foreign investments involve risks not normally found when investing in securities of U.S. issuers. (See "Implementation of Policies and Risks - Foreign Securities and Currencies.")
   Within the asset-allocation categories described above, the Advisor will allocate the Fund's investments among countries (including developing countries), geographic regions, and currencies in response to changing market and

                             ----------------------

                              PROSPECTUS PAGE I-12
economic trends. In making geographical allocations of investments, the Advisor will consider such factors as the historical and prospective relationships among currencies and governmental policies that influence currency-exchange rates, current and anticipated interest rates, inflation levels, and business conditions within various countries, as well as other macroeconomic, social, and political factors.

STRONG EQUITY INCOME FUND

   The Equity Income Fund seeks total return by investing for both income and capital growth.
   The Fund invests primarily in dividend-paying equity securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in dividend-paying equity securities, including common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds. The Fund may invest up to 35% of its total assets in non-dividend paying equity securities and intermediate- to long-term corporate or U.S. government bonds. Although the bonds in which it invests will be primarily investment grade, the Fund may invest up to 10% of its net assets in non-investment-grade bonds. The Fund may invest up to 5% of its net assets in foreign securities, including both direct investment and investments made through depositary receipts. (See "Implementation of Policies and Risks - Foreign Securities and Currencies" for the special risks associated with foreign investments.)

STRONG AMERICAN UTILITIES FUND

   The American Utilities Fund seeks total return by investing for both income and capital growth.
   The Fund normally will invest at least 65% of its total assets in the equity securities of public utility companies headquartered in the United States. Equity securities in which the Fund may invest include common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds. Public utility companies include those engaged in the manufacture, production, generation, transmission, sale and/or distribution of water, gas, and electric energy, as well as those engaged in the communications industry, including providers of telephone, telegraph, satellite, cable television, microwave, and other communication facilities for the public, excluding public broadcasting companies. (See "Implementation of Policies and Risks - Public Utility Companies.")
   The balance of the Fund, up to 35% of its total assets, may be invested in any type of security, including debt obligations and equity securities of companies in other industries. The Fund intends to use this allowance primarily to invest in the equity securities of energy companies, which may compose up to 25% of the Fund's total assets. (See "Implementation of Policies and Risks - Energy Companies.") Although the debt obligations in which it invests will be primarily investment grade, the Fund may invest up to 5% of its net assets in

                             ----------------------

                              PROSPECTUS PAGE I-13
non-investment-grade debt securities. (See "Implementation of Policies and Risks
- Debt Obligations.")
   The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts. (See "Implementation of Policies and Risks - Foreign Securities and Currencies" for the special risks associated with foreign investments.)
   Under normal market conditions, the Fund expects to be fully invested in the equity securities of companies in the public utility and energy industries.

STRONG TOTAL RETURN FUND

   The Total Return Fund seeks high total return by investing for capital growth and income. Using a conservative approach to equity management, the Fund emphasizes investments in large- to medium-sized growth companies with steady or growing dividends. (See "Implementation of Policies and Risks - Debt Obligations.")
   Under normal market conditions, the Fund will invest at least 60% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds. The Fund expects to invest at least 80% of its net assets in equity securities. At times, however, it may invest up to 40% of its net assets in intermediate- to long-term corporate or U.S. government bonds. Although the bonds in which it invests will be primarily investment grade, the Fund may invest up to 5% of its net assets in non-investment-grade bonds. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts. (See "Implementation of Policies and Risks - Foreign Securities and Currencies" for the special risks associated with foreign investments.)

STRONG GROWTH AND INCOME FUND

   The Growth and Income Fund seeks high total return by investing for capital growth and income.
   Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, with a focus on those that pay current dividends and offer potential growth of earnings. At times, however, the Fund may invest in equity securities that are not currently paying dividends, but offer prospects for either capital growth or future income. Equity securities include common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds. The Fund may invest up to 35% of its total assets in intermediate- to long-term corporate or U.S. government bonds. Although the bonds in which it invests will be primarily investment grade, the Fund may invest up to 5% of its net assets in non-investment-grade bonds. The Fund may invest up to 25% of net assets in foreign securities, including both direct investments and investments made through depositary receipts. (See "Implementation of Policies and Risks - Foreign Securities and Currencies" for the special risks associated with foreign investments.)

                             ----------------------

                              PROSPECTUS PAGE I-14

                      IMPLEMENTATION OF POLICIES AND RISKS

   In addition to the investment policies described above (and subject to certain restrictions described below), the Funds may invest in some or all of the following securities and may employ some or all of the following investment techniques, some of which may present special risks as described below. Each Fund may also engage in reverse repurchase agreements and mortgage dollar roll transactions. A more complete discussion of certain of these securities and investment techniques and the associated risks is contained in the Funds' SAI.

DEBT OBLIGATIONS

   IN GENERAL. The market value of all debt obligations is affected by changes in the prevailing interest rates. The market value of such instruments generally reacts inversely to interest rate changes. If the prevailing interest rates decline, the market value of debt obligations generally increases. If the prevailing interest rates increase, the market value of debt obligations generally decreases. In general, the longer the maturity of a debt obligation, the greater its sensitivity to changes in interest rates.

   TYPES OF OBLIGATIONS. Debt obligations include (i) corporate debt securities, including bonds, debentures, and notes; (ii) bank obligations, such as certificates of deposit, banker's acceptances, and time deposits of domestic and foreign banks and their subsidiaries and branches, and domestic savings and loan associations (in amounts in excess of the insurance coverage (currently $100,000 per account) provided by the Federal Deposit Insurance Corporation); (iii) commercial paper (including variable-amount master demand notes); (iv) repurchase agreements; (v) loan interests; (vi) foreign debt obligations issued by foreign issuers traded either in foreign markets or in domestic markets through depositary receipts; (vii) convertible securities - debt obligations of corporations convertible into or exchangeable for equity securities or debt obligations that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities, or acquired as part of units of the securities; (viii) preferred stocks - securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company's earnings or assets; (ix) U.S. government securities; (x) mortgage-backed securities, collateralized mortgage obligations, and similar securities; and (xi) municipal obligations.

   CREDIT QUALITY. The values of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of an obligation, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy

                             ----------------------

                              PROSPECTUS PAGE I-15
generally must offer their investors higher interest rates than do issuers with better credit ratings.
   In conducting its credit research and analysis, the Advisor considers both qualitative and quantitive factors to evaluate the creditworthiness of individual issuers. The Advisor also relies, in part, on credit ratings, compiled by a number of nationally recognized statistical rating organizations, which include Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc., Thomson Bankwatch, and IBCA (the "NRSROs"). "Appendix A - Ratings of Debt Obligations" presents a summary of the ratings of three such organizations: S&P, Moody's and Fitch. Please refer to the Appendix in the Funds' SAI for a more detailed description of the ratings of the NRSROs.

   INVESTMENT-GRADE DEBT OBLIGATIONS. Debt obligations rated in the highest-through the medium-quality categories are commonly referred to as "investment-grade" debt obligations and include the following:

- U.S. government securities (as defined below);
- bonds or bank obligations rated in one of the four highest rating categories (e.g., BBB or higher by Standard & Poor's Ratings Group or "S&P");
- short-term notes rated in one of the two highest rating categories (e.g., SP-2 or higher by S&P);
- short-term bank obligations rated in one of the three highest rating categories (e.g., A-3 or higher by S&P), with respect to obligations maturing in one year or less;
- commercial paper rated in one of the three highest rating categories (e.g., A-3 or higher by S&P);
- unrated debt obligations determined by the Advisor to be of comparable quality; and
- repurchase agreements involving investment-grade debt obligations.

   Investment-grade debt obligations are generally believed to have relatively low degrees of credit risk. All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Advisor to consider what action, if any, a Fund should take consistent with its investment objective. For purposes of determining whether a security is investment grade, the Adviser may use the highest rating assigned to that security by any NRSRO.

   HIGH-YIELD (HIGH-RISK) SECURITIES. High-yield (high-risk) securities, also referred to as "junk bonds," are those securities that are rated lower than investment grade and unrated securities of comparable quality. Although these securities generally offer higher yields than investment-grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be predominantly speculative with respect to the issuer's capacity to pay interest

                             ----------------------

                              PROSPECTUS PAGE I-16
and repay principal. Other potential risks associated with investing in high-yield securities include:

- substantial market-price volatility resulting from changes in interest rates, changes in or uncertainty about economic conditions, and changes in the actual or perceived ability of the issuer to meet its obligations;
- greater sensitivity of highly-leveraged issuers to adverse economic changes and individual-issuer developments;
- subordination to the prior claims of other creditors;
- additional Congressional attempts to restrict the use or limit the tax and other advantages of these securities; and
- adverse publicity and changing investor perceptions about these securities.

   As with any other asset in a Fund's portfolio, any reduction in the value of such securities as a result of the factors listed above would be reflected in the net asset value of the Fund. In addition, a Fund that invests in lower-quality securities may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal and interest on its holdings. As a result of the associated risks, successful investments in high-yield (high-risk) securities will be more dependent on the Advisor's credit analysis than generally would be the case with investments in investment-grade securities.
   It is uncertain how the high-yield market will perform during a prolonged period of rising interest rates. A prolonged economic downturn or a prolonged period of rising interest rates could adversely affect the market for these securities, increase their volatility, and reduce their value and liquidity. In addition, lower-quality securities tend to be less liquid than higher-quality debt securities because the market for them is not as broad or active. If market quotations are not available, these securities will be valued in accordance with procedures established by a Fund's Board of Directors. Judgment may, therefore, play a greater role in valuing these securities. The lack of a liquid secondary market may have an adverse effect on market price and a Fund's ability to sell particular securities.
   See the Appendix for information concerning the credit quality of the Asset Allocation Fund's investments in debt obligations for the fiscal period ended October 31, 1996.

GOVERNMENT SECURITIES

   U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds.

                             ----------------------

                              PROSPECTUS PAGE I-17

Securities issued by government agencies or instrumentalities include, for example, obligations of the following:

- the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
- the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
- the Student Loan Marketing Association, the Interamerican Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

   Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

   Each Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code and avoid a certain excise tax, a Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

                             ----------------------

                              PROSPECTUS PAGE I-18

PUBLIC UTILITY COMPANIES (AMERICAN UTILITIES FUND)

   Under normal market conditions, at least 65% of the American Utilities Fund's total assets will be invested in the equity securities of public utility companies headquartered in the United States. Accordingly, the Fund's performance will depend in part on conditions in the public utility industry. Stocks of public utility companies have traditionally been attractive to conservative stock market investors because they have generally paid consistent and above-average dividends. The Fund's investments in public utility securities may or may not pay consistent and above-average dividends. Moreover, the securities of public utility companies can still be affected by the risks of the stock market, as well as factors specific to public utility companies. Government regulation of public utility companies can limit their ability to expand their businesses or to pass cost increases onto customers. Additionally, companies providing power or energy-related services may also be affected by the following factors: increases in fuel and other operating costs; high costs of borrowing to finance capital construction during inflationary periods; operational restrictions, increased costs, and delays associated with compliance with environmental and nuclear safety regulations; the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices; the risks associated with constructing and operating nuclear power plants; the effects of energy conservation; and the effects of regulatory changes. Some public utility companies are facing increased competition, which may reduce their profits. All of these factors are subject to rapid change, which may affect utility companies independently from the stock market as a whole. Equity securities issued by public utility companies tend to be more affected by changes in interest rates than are the equity securities of other issuers and, therefore, may react to such changes somewhat like debt instruments. (See "Debt Obligations" above.)
   In accordance with its investment objective and fundamental investment restrictions, the Fund will normally concentrate its investments in the public utility industry. This means that more than 25% of the value of the Fund's total assets will normally be invested in the public utility industry. The Fund does not have set policies to concentrate within any particular segment of the public utilities industry; however, the Subadvisor generally emphasizes investments in established electric utility, telephone, natural gas, and energy stocks with sound financial structures.
   Due to the Fund's concentration of investments in the public utility industry, an investment in the Fund may be subject to greater fluctuations in value than a Fund that does not concentrate its investments in a similar manner. For example, as discussed above, certain economic factors or specific events may exert a disproportionate impact upon the prices of equity securities of companies within the public utilities industry relative to their impact on the prices of securities of companies engaged in other industries. Additionally, changes in the market price of the equity securities of a particular company that occupies

                             ----------------------

                              PROSPECTUS PAGE I-19
a dominant position in an industry may tend to influence the market prices of other companies within the same industry. As a result of the foregoing factors, the net asset value of the Fund may be more susceptible to change than those of investment companies that diversify their investments over many different industries.

ENERGY COMPANIES (AMERICAN UTILITIES FUND)

   Under normal market conditions, the American Utilities Fund anticipates it may invest a substantial portion, but not more than 25% of its total assets, in the equity securities of energy companies. Energy companies are generally defined as companies in the conventional areas of oil, gas, electricity, and coal, as well as those involved in alternative sources of energy, such as nuclear, geothermal, shale, and solar power. The business activities of energy companies may include production, generation, refining, transmission, transportation, marketing, control, or measurement of energy or energy fuels; providing component parts or services to companies engaged in these energy activities; energy research or experimentation; and environmental activities related to the solution of energy problems, such as energy conservation and pollution control. For purposes of this 25% investment limitation, energy companies shall exclude companies that are also public utility companies.
   To the extent the Fund makes significant investments in energy companies, the Fund's performance will depend in part on conditions in the energy industry. The securities of companies in the energy industry are subject to changes in value and dividend yield that depend to a large extent on the price and supply of energy fuels. Swift price and supply fluctuations of energy fuels may be caused by events relating to international politics, energy conservation, the success of exploration projects, currency exchange rate fluctuations, and tax and other regulatory policies of various governments.

WHEN-ISSUED SECURITIES

   Each Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days. Purchasing when-issued securities allows a Fund to lock in a fixed price or yield on a security it intends to purchase. However, when a Fund purchases a when-issued security, it immediately assumes the risk of ownership, including the risk of price fluctuation.
   The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued securities may involve the additional risk that the yield available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment. Although a

                             ----------------------

                              PROSPECTUS PAGE I-20

Fund may be able to sell these securities prior to the delivery date, it will purchase when-issued securities for the purpose of actually acquiring the securities, unless, after entering into the commitment, a sale appears desirable for investment reasons. When required by SEC guidelines, a Fund will set aside permissible liquid assets in a segregated account to secure its outstanding commitments for when-issued securities.

FOREIGN SECURITIES AND CURRENCIES

   Each Fund may invest in foreign securities either directly or through the use of depositary receipts. (See "Investment Objectives and Policies.") Depositary receipts are generally issued by banks or trust companies and evidence ownership of underlying foreign securities. Foreign investments may include other investment companies which may involve frequent or layered fees and also are subject to limitations under the Investment Company Act of 1940 (the "1940 Act"). Foreign investments involve special risks, including:

- expropriation, confiscatory taxation, and withholding taxes on dividends and interest;
- less extensive regulation of foreign brokers, securities markets, and issuers;
- less publicly available information and different accounting standards;
- costs incurred in conversions between currencies, possible delays in settlement in foreign securities markets, limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country), and difficulty of enforcing obligations in other countries; and
- diplomatic developments and political or social instability.

   Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance-of-payments positions. Many foreign securities may be less liquid and their prices more volatile than comparable U.S. securities. Although the Funds generally invest only in securities that are regularly traded on recognized exchanges or in over-the-counter markets, from time to time foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, may be higher than those attributable to domestic investing.
   The Asset Allocation Fund may invest in the foreign securities of issuers in developing countries. The risks of foreign investments are generally intensified for investments in developing countries. Risks of investing in such markets include:

- less social, political, and economic stability;
- smaller securities markets and the lower trading volume, which may result in a lack of liquidity and greater price volatility;

                             ----------------------

                              PROSPECTUS PAGE I-21

- certain national policies that may restrict the Fund's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Fund's loss of its entire investment in that market; and
- less developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property.

   In addition, brokerage commissions, custodial services, withholding taxes, and other costs relating to investments in emerging markets generally are more expensive than in the U.S. and certain more established foreign markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures negotiated or imposed by the countries with which they trade.
   The Asset Allocation Fund may also invest in debt obligations issued or guaranteed by foreign governments or their agencies, instrumentalities or political subdivisions, or by supranational issuers (collectively, sovereign debt). Investment in sovereign debt involves special risks. Certain foreign countries, particularly developing countries, have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange-rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of default.
   Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Funds could be affected by changes in foreign currency exchange rates to some extent. The value of a Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other political and economic conditions.
   The Funds may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options, and futures transactions for hedging or any other lawful purpose. (See "Derivative Instruments.")

DERIVATIVE INSTRUMENTS

   A Fund may use derivative instruments for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts

                             ----------------------

                              PROSPECTUS PAGE I-22
whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."
   A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.
   An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.
   A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.
   Derivative instruments may include (i) options; (ii) futures; (iii) options on futures; (iv) short sales against the box, in which a Fund sells a security it owns for delivery at a future date; (v) swaps, in which two parties agree to exchange a series of cash flows in the future, such as interest-rate payments;
(vi) interest-rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (vii) interest-rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; (viii) forward currency contracts and foreign currency exchange-related securities; and (ix) structured instruments which combine the foregoing in different ways.
   Derivatives may be exchange-traded or traded in OTC transactions between private parties. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument and are less liquid than

                             ----------------------

                              PROSPECTUS PAGE I-23
exchange-traded derivatives since they often can only be closed out with the other party to the transaction. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. When required by SEC guidelines, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations under the derivative.
   The successful use of derivatives by a Fund is dependent upon a variety of factors, particularly the Advisor's ability to correctly anticipate trends in the underlying asset. In a hedging transaction, if the Advisor incorrectly anticipates trends in the underlying asset, a Fund may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between a Fund's derivative transactions and the instruments being hedged. To the extent that the Fund is engaging in derivative transactions for risk management, the Fund's successful use of such transactions is more dependent upon the Advisor's ability to correctly anticipate such trends, since losses in these transactions may not be offset in gains in the Fund's portfolio or in lower purchase prices for assets it intends to acquire. The Advisor's prediction of trends in underlying assets may prove to be inaccurate, which could result in substantial losses to a Fund.
   In addition to the derivative instruments and strategies described above, the Advisor expects to discover additional derivative instruments and other trading techniques. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with a Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.

MORTGAGE- AND ASSET-BACKED SECURITIES

   Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.
   Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather, they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity

                             ----------------------

                              PROSPECTUS PAGE I-24
loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.
   The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.
   The Funds may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases such market value may be extremely volatile. With respect to certain stripped securities, such as interest-only ("IO") and principal-only ("PO") classes, a rate of prepayment that is faster or slower than anticipated may result in a Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

SMALL AND MEDIUM COMPANIES

   The Asset Allocation, Growth and Income, and Total Return Funds may invest in the securities of small and medium companies. While small and medium companies generally have potential for rapid growth, investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and medium companies may be subject to

                             ----------------------

                              PROSPECTUS PAGE I-25
greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small and medium company securities. Investors should be aware that, based on the foregoing factors, an investment in the Fund may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Advisor's research efforts may also play a greater role in selecting securities for the Fund than in a fund that invests in larger, more established companies.

DIVERSIFICATION

   The American Utilities Fund is non-diversified. Because the Fund may invest a larger portion of its assets in the securities of a single issuer than diversified funds, an investment in the Fund may be subject to greater fluctuations in value than an investment in a diversified fund.

ILLIQUID SECURITIES

   Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations maturing in more than seven days. Certain restricted securities that may be resold to institutional investors under Rule 144A under the Securities Act of 1933 and Section 4(2) commercial paper may be determined to be liquid under guidelines adopted by each Fund's Board of Directors.

CASH MANAGEMENT

   Each Fund may invest directly in cash and short-term fixed-income securities, including, for this purpose, shares of one or more money market funds managed by the Advisor (collectively, the "Strong Money Funds"). The Strong Money Funds seek current income, a stable share price of $1.00, and daily liquidity. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. The Strong Money Funds cannot guarantee that they will always be able to maintain a stable net asset value of $1.00 per share.

PORTFOLIO TURNOVER

   Historical portfolio turnover rates for the Asset Allocation, American Utilities, and Total Return Funds are listed under "Financial Highlights." The annual portfolio turnover rate indicates changes in a Fund's portfolio. The turnover rate may vary from year to year, as well as within a year. It may also

                             ----------------------

                              PROSPECTUS PAGE I-26
be affected by sales of portfolio securities necessary to meet cash requirements for redemption of shares. High portfolio turnover in any year will result in the payment by a Fund of above-average amounts of transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Under normal market circumstances, it is anticipated that the rate of portfolio turnover of the Equity Income and Growth and Income Funds generally will not exceed 200%. The Asset Allocation and Total Return Funds each have a wide investment scope and an active management investment policy, which may result in higher portfolio turnover. The Asset Allocation Fund may engage in substantial short-term trading, which involves significant risk and may be deemed speculative. Such trading will result in a higher portfolio turnover rate and correspondingly higher brokerage costs.

                                ABOUT THE FUNDS

MANAGEMENT

   The Board of Directors of each Fund is responsible for managing its business and affairs. Each of the Funds has entered into an investment advisory agreement (collectively the "Advisory Agreements") with Strong Capital Management, Inc. (the "Advisor"). Except for the management fee arrangements, the Advisory Agreements are substantially identical. Under the terms of these agreements, the Advisor manages each Fund's investments and business affairs subject to the supervision of each Fund's Board of Directors.

   ADVISOR. The Advisor began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals and institutional accounts, such as pension funds and profit-sharing plans, as well as mutual funds, several of which are funding vehicles for variable insurance products. As of February 1, 1997, the Advisor had over $24 billion under management. The Advisor's principal mailing address is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Richard S. Strong, the Chairman of the Board of each Fund, is the controlling shareholder of the Advisor.
   As compensation for its services, each Fund pays the Advisor a monthly management fee based on a percentage of each Fund's average daily net asset value. The annual rates are as follows: Asset Allocation and Total Return Funds,
 .85% of the Fund's average daily net assets up to $35,000,000 and .80% of each Fund's average daily net assets in excess of $35,000,000; Equity Income and Growth and Income Funds, .80%; and American Utilities Fund, .75%. Such fees are in excess of fees paid by many other funds. From time to time, the Advisor may voluntarily waive all or a portion of its management fee and/or absorb certain Fund expenses without further notification of the commencement or termination of such waiver or absorption. Any such waiver

                             ----------------------

                              PROSPECTUS PAGE I-27
or absorption will temporarily lower a Fund's overall expense ratio and increase a Fund's overall return to investors.
   The Advisor and the Subadvisor permit portfolio managers and other persons who may have access to information about the purchase or sale of securities in a Fund's portfolio ("access persons") to purchase and sell securities for their own accounts, subject to the Advisor's or Subadvisor's policy governing personal investing. These policies require access persons to conduct their personal investment activities in a manner that the Advisor or Subadvisor believes is not detrimental to a Fund or to the Advisor or Subadvisor's other advisory clients. Among other things, these policies require access persons to obtain preclearance before executing personal trades and generally prohibits access persons from keeping profits derived from the purchase or sale of the same security within 60 calendar days. See the SAI for more information.

   SUBADVISOR AMERICAN UTILITIES FUND. Under a subadvisory agreement between the Advisor and W.H. Reaves & Co., Inc. (the "Subadvisory Agreement"), the Subadvisor, pursuant to the oversight and supervision of the American Utilities Fund's Board of Directors and the Advisor, provides a continuous investment program for the American Utilities Fund. Under the Subadvisory Agreement, the Subadvisor is responsible for determining the securities to be purchased and sold by the Fund and for executing those transactions. However, the Advisor is responsible for managing the cash-equivalent investment maintained by the Fund in the ordinary course of its business, which is expected to equal approximately 5% - 7% of the Fund's total assets. As compensation for its services, the Advisor (not the Fund) pays the Subadvisor a monthly fee at an annual rate of
 .50% on the first $200 million of the Fund's average daily net assets plus 40% of the Advisor's net management fee (after any waivers thereof) on that portion of the Fund's average daily net assets in excess of $200 million except that the foregoing percentage will be 50% on those average daily net assets between $1.0 billion and $1.5 billion. The Subadvisor bears all of its own expenses in providing subadvisory services to the Fund.
   The Subadvisor began conducting business in 1961. Since then, its principal business has been providing continuous investment supervision to institutional investors such as corporations, corporate pension funds, employee savings plans, foundations, and endowments. The Subadvisor is a Delaware corporation. Mr. William H. Reaves is the controlling shareholder of the Subadvisor. As of February 1, 1997, the Subadvisor had over $1 billion under management. Its address is 10 Exchange Place, Jersey City, New Jersey 07302.
   The Subadvisor may also act as a broker for the American Utilities Fund. In order for the Subadvisor to effect any portfolio transactions for the Fund on an exchange, the commissions, fees, or other remuneration received by the Subadvisor must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with transactions involving similar securities being purchased or sold on any exchange during a

                             ----------------------

                              PROSPECTUS PAGE I-28
comparable period of time. This standard would allow the Subadvisor to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.

                 HISTORICAL PERFORMANCE DATA OF THE SUBADVISOR

   The following table sets forth the composite performance data of the Subadvisor relating to the historical performance of actual, fee-paying, discretionary equity accounts and the designated equity portion (including designated cash reserves) of balanced accounts with assets over $1 million (the "Equity Accounts") managed by the Subadvisor, since the dates indicated, that have investment objectives, policies, strategies, and risks substantially similar to those of the American Utilities Fund. The data is provided to illustrate the past performance of the Subadvisor in managing substantially similar accounts as measured against the Standard & Poor's 500 Stock Index ("S&P 500"), and does not represent the performance of the American Utilities Fund. PERFORMANCE IS HISTORICAL AND DOES NOT REPRESENT THE FUTURE PERFORMANCE OF THE AMERICAN UTILITIES FUND OR OF THE SUBADVISOR.
   The Subadvisor's composite performance data shown below was calculated in accordance with the recommended standards of the Association for Investment Management and Research (commonly referred to as AIMR)* retroactively applied for all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. All returns reflect the deduction of investment management fees, brokerage commissions, and execution costs paid by the Equity Accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The composite's returns are calculated on a time-weighted basis.
   The Equity Accounts that are included in the Subadvisor's composite are not subject to the same type of expenses to which the American Utilities Fund is subject nor to the diversification requirements, specific tax restrictions, and investment limitations imposed on the American Utilities Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Subadvisor's composite could have been adversely affected if the Equity Accounts included in the composite had been regulated under the federal security and tax laws.
   The investment results of the Subadvisor's composite presented below have been audited for all periods presented up to June 30, 1994. The Subadvisor has

---------------

* AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable.

                             ----------------------

                              PROSPECTUS PAGE I-29
its composite performance audited every three years. The investment results presented are not intended to predict or suggest the future returns of the Utility Fund. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

                                                  Subadvisor's
                                                     Equity
                  Time Period                      Composite      S&P 500(1)
Average Annual Returns
  1 Year                                               10.2%          23.0%
  3 Year                                               12.8%          19.7%
  5 Year                                               13.3%          15.2%
  10 Year                                              12.5%          15.2%
  15 Year                                              17.0%          16.7%
  1/1/78 -- 12/31/96(2)                                17.1%          15.8%
Cumulative Returns
  1/1/78 -- 12/31/96(2)                              1922.9%        1515.3%

(1) The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. The index does not reflect investment management fees, brokerage commissions, and other expenses associated with investing in equity securities.
(2) The Subadvisor's Equity Composite began on January 1, 1978.

   PORTFOLIO MANAGERS. The following individuals serve as portfolio managers for the Strong Conservative Equity Funds.

                          STRONG ASSET ALLOCATION FUND

Equity Component


   RIMAS M. MILAITIS. Mr. Milaitis serves as the portfolio manager of the equity portion of the Fund. Mr. Milaitis joined the Advisor in December of 1995. For the previous four years, he managed several conservative equity portfolios at Aon Advisors, Inc. ("AAI") in Chicago, Illinois. For two years prior to that, he served as an equity trader for AAI. Prior to working at AAI, Mr. Milaitis served as an equity portfolio assistant for three years to the Illinois State Board of Investment. He attended DePaul University, where he was awarded his M.B.A. in 1991 and Illinois State University where he received his B.S. degree in Economics in 1984.


Bond and Cash Components


   BRADLEY C. TANK. Mr. Tank co-manages the bond and cash portions of the Fund. Before joining the Advisor in June 1990, he spent eight years at Salomon Brothers, Inc., where he was a fixed-income specialist and, for the last six years, a vice president. Mr. Tank received his B.A. in 1980 from the University of Wisconsin-Eau Claire and his M.B.A. in 1982 from the University of Wisconsin-Madison, where he also completed the Applied Securities Analysis Program. Mr. Tank currently chairs the Advisor's Fixed Income Investment Committee.


                             ----------------------

                              PROSPECTUS PAGE I-30

   JEFFREY A. KOCH. Mr. Koch co-manages the bond and cash portions of the Fund. Mr. Koch joined the Advisor as a portfolio manager and securities analyst in June 1989. For a brief period prior to that, he was a market-maker clerk at Fossett Corporation, a clearing firm. Mr. Koch earned his M.B.A. in Finance at Washington University in St. Louis, Missouri in 1989. His undergraduate degree, awarded in 1987, is from the University of Minnesota-Morris. Mr. Koch is also a Chartered Financial Analyst. Mr. Koch has co-managed the Fund since December 1994.





                         STRONG AMERICAN UTILITIES FUND

   WILLIAM H. REAVES. Mr. Reaves, the Fund's senior co-manager, has been the President and Chief Investment Officer, Portfolio Manager, and Utilities Analyst of the Subadvisor since 1961. He has worked as a utilities analyst since 1946.
   WILLIAM A. FERER. Mr. Ferer, a co-manager of the Fund, has been a Vice President, Portfolio Manager, and Energy Analyst of the Subadvisor since 1987. He has worked as a securities analyst since 1971.
   RONALD J. SORENSON. Mr. Sorenson, a co-manager of the Fund, has been a Vice President and Portfolio Manager of the Subadvisor since 1991. For three years prior to that, he was a partner and portfolio manager of PVF Inc. For a two-year period prior to that, Mr. Sorenson was the Chairman of the Board and Chairman of the Investment Committee of The American Life Insurance Company of New York. Mr. Sorenson has acted as President of RWS Energy Services, Chief Financial Officer of Emerging Market Services A.G., Controller of Triad Holding Corporation S.A., and a C.P.A. for Arthur Young & Co.
   MARK D. LUFTIG. Mr. Luftig, a co-manager of the Fund, has been a Vice President and Utilities Analyst of the Subadvisor since January 1995. Prior to joining the Subadvisor, he was the Executive Vice President and Director of Equity Research at Kemper Securities, Inc., where he worked since 1992. For approximately three years prior to that, Mr. Luftig served as the Vice President of the National Economic Research Association, Inc. From 1975 until 1989, he worked at Salomon Brothers, Inc. as the Director of Research.

                            STRONG TOTAL RETURN FUND

   RONALD C. OGNAR. Information concerning Mr. Ognar is set forth above under "Strong Asset Allocation Fund."
   IAN J. ROGERS. In October 1994, Mr. Rogers joined Mr. Ognar as co-portfolio manager of the Fund. Mr. Rogers has worked with Mr. Ognar as an equity analyst since joining the Advisor in August 1993. Prior to joining the Advisor, Mr. Rogers worked for seven years as an equity analyst with Kemper Financial Services in Chicago. For approximately two years prior to that, he was an equity analyst for Allstate Insurance. Mr. Rogers began his investment career in 1983 as an equity analyst for Comerica Bank in Detroit. He received his M.B.A. from Central Michigan University in 1983 and his bachelor's degree in Business Administration from Ferris State College in 1966.

                             ----------------------

                              PROSPECTUS PAGE I-31

                           STRONG EQUITY INCOME FUND
                         STRONG GROWTH AND INCOME FUND

   MR. RIMAS M. MILAITIS. Mr. Milaitis serves as the portfolio manager for the Funds. He joined the Advisor in December 1995. For the previous four years, Mr. Milaitis managed several conservative-equity portfolios at Aon Advisors, Inc. ("AAI") in Chicago, Illinois. For two years prior to that, he served as an equity trader for AAI. Prior to working at AAI, Mr. Milaitis served as a equity portfolio assistant for three years to the Illinois State Board of Investment. He attended DePaul University, where he was awarded his M.B.A. in 1991, and the Illinois State University, where he received his bachelor's degree in economics in 1984.

TRANSFER AND DIVIDEND-DISBURSING AGENT

   The Advisor, P.O. Box 2936, Milwaukee, Wisconsin 53201, also acts as dividend-disbursing agent and transfer agent for the Funds. The Advisor is compensated for its services based on an annual fee per account plus certain out-of-pocket expenses. The fees received and the services provided as transfer agent and dividend-disbursing agent are in addition to those received and provided under the Advisory Agreements between the Advisor and the Funds.

DISTRIBUTOR

   Strong Funds Distributors, Inc., P.O. Box 2936, Milwaukee, Wisconsin 53201, an indirect subsidiary of the Advisor, acts as distributor of the shares of the Funds.

ORGANIZATION

   SHAREHOLDER RIGHTS. The Asset Allocation and Total Return Funds are Wisconsin corporations that are authorized to issue an indefinite number of shares of common stock and series and classes of series of shares of common stock. The American Utilities Fund, Equity Income, and Growth and Income Funds are series of common stock of Strong Conservative Equity Funds, Inc., a Wisconsin corporation that is authorized to issue an indefinite number of shares of common stock and series and classes of series of shares of common stock. Each share of the Funds has one vote, and all shares participate equally in dividends and other capital gains distributions by the respective Fund and in the residual assets of the respective Fund in the event of liquidation. Certificates will be issued for shares held in your account only upon your written request. You will, however, have full shareholder rights whether or not you request certificates. Generally, the Funds will not hold an annual meeting of shareholders unless required by the 1940 Act.

                             ----------------------

                              PROSPECTUS PAGE I-32

   SHAREHOLDER PRIVILEGES. The shareholders of each Fund may benefit from the privileges described in the "Shareholder Manual" (see Page II-1). However, each Fund reserves the right, at any time and without prior notice, to suspend, limit, modify, or terminate any of these privileges or their use in any manner by any person or class.

DISTRIBUTIONS AND TAXES

   PAYMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. Unless you choose otherwise, all your dividends and capital gains distributions will be automatically reinvested in additional Fund shares. Or, you may elect to have all your dividends and capital gain distributions from a Fund automatically invested in additional shares of another Strong Fund. Shares are purchased at the net asset value determined on the payment date. If you request in writing that your dividends and other distributions be paid in cash, a Fund will credit your bank account by Electronic Funds Transfer ("EFT") or issue a check to you within five business days of the payment date. You may change your election at any time by calling or writing Strong Funds. Strong Funds must receive any such change 7 days (15 days for EFT) prior to a dividend or capital gain distribution payment date in order for the change to be effective for that payment. The policy of each Fund is to pay dividends from net investment income quarterly and to distribute substantially all net realized capital gains and gains from foreign currency transactions annually. Each Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax on undistributed income and gains.

   TAX STATUS OF DIVIDENDS AND OTHER DISTRIBUTIONS. You will be subject to federal income tax at ordinary income tax rates on any dividends you receive that are derived from investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions, if any). Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), when designated as such by a Fund, are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. The Funds' distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31.
   If a Fund's distributions exceed its investment company taxable income and net capital gain in any year, as a result of currency-related losses or otherwise, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes.

                             ----------------------

                              PROSPECTUS PAGE I-33

   YEAR-END TAX REPORTING. After the end of each calendar year, you will receive a statement (Form 1099) of the federal income tax status of all dividends and other distributions paid (or deemed paid) during the year.

   SHARES SOLD OR EXCHANGED. Your redemption of Fund shares may result in taxable gain or loss to you, depending upon whether the redemption proceeds payable to you are more or less than your adjusted cost basis for the redeemed shares. Similar tax consequences generally will result from an exchange of Fund shares for shares of another Strong Fund. If you purchase shares of a Fund within thirty days before or after redeeming shares of the same Fund at a loss, a portion or all of that loss will not be deductible and will increase the cost basis of the newly purchased shares. If you redeem shares out of a non-IRA retirement account, you will be subject to withholding for federal income tax purposes unless you transfer the distribution directly to an "eligible retirement plan."

   BUYING A DISTRIBUTION. A distribution paid shortly after you have purchased shares in a Fund will reduce the net asset value of the shares by the amount of the distribution, which nevertheless will be taxable to you even though it represents a return of a portion of your investment.

   BACKUP WITHHOLDING. If you are an individual or certain other noncorporate shareholder and do not furnish a Fund with a correct taxpayer identification number, the Fund is required to withhold federal income tax at a rate of 31% (backup withholding) from all dividends, capital gain distributions, and redemption proceeds payable to you. Withholding at that rate from dividends and capital gain distributions payable to you also is required if you otherwise are subject to backup withholding. To avoid backup withholding, you must provide a taxpayer identification number and state that you are not subject to backup withholding due to the underreporting of your income. This certification is included as part of your application. Please complete it when you open your account.

   TAX STATUS OF THE FUNDS. Each Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code and, if so qualified, will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner.
   This section is not intended to be a full discussion of present or proposed federal income tax law and its effects on the Funds and investors therein. See the SAI for a further discussion. There may be other federal, state, or local tax considerations applicable to a particular investor. You are therefore urged to consult your own tax adviser.

                             ----------------------

                              PROSPECTUS PAGE I-34

PERFORMANCE INFORMATION

   Each Fund may advertise a variety of types of performance information, including "average annual total return," "total return," "cumulative total return," and "yield." Each of these figures is based upon historical results and does not represent the future performance of a Fund.
   Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund assuming the reinvestment of all dividends and distributions. Total return figures are not annualized and simply represent the aggregate change of a Fund's investments over a specified period of time.
   Yield is an annualized figure, which means that it is assumed that a Fund generates the same level of net investment income over a one-year period. A Fund's yield is a measure of the net investment income per share earned by the Fund over a specific one-month period and is shown as a percentage of the net asset value of the Fund's shares at the end of the period.

                             ----------------------

                              PROSPECTUS PAGE I-35

                  This page has been left blank intentionally.

                             ----------------------

                              PROSPECTUS PAGE I-36

                               SHAREHOLDER MANUAL

HOW TO BUY SHARES......................  II-1
DETERMINING YOUR SHARE PRICE...........  II-4
HOW TO SELL SHARES.....................  II-6
SHAREHOLDER SERVICES...................  II-9
REGULAR INVESTMENT PLANS............... II-10
SPECIAL SITUATIONS..................... II-12

HOW TO BUY SHARES

   All the Strong Funds are 100% no-load, meaning you may purchase, redeem, or exchange shares directly at net asset value without paying a sales charge. Because the Funds' net asset value changes daily, your purchase price will be the next net asset value determined after Strong receives and accepts your purchase order.
   Whether you are opening a new account or adding to an existing one, Strong provides you with several methods to buy Fund shares.

                             ----------------------

                              PROSPECTUS PAGE II-1

   -----------------------------------------------------------------------------

                       TO OPEN A NEW ACCOUNT
----------------------------------------------------------------------------
MAIL                   BY CHECK
                       - Complete and sign the application. Make your check
                       or money order payable to "Strong Funds."
                       - Mail to Strong Funds, P.O. Box 2936, Milwaukee,
                       Wisconsin 53201. If you're using an express delivery
                         service, send to Strong Funds, 900 Heritage
                         Reserve, Menomonee Falls, Wisconsin 53051.
                       BY EXCHANGE
                       - Call 1-800-368-3863 for instructions on
                       establishing an account with an exchange by mail.
----------------------------------------------------------------------------
TELEPHONE              BY EXCHANGE
                       - Call 1-800-368-3863 to establish a new account by
1-800-368-3863         exchanging funds from an existing Strong Funds
24 HOURS A DAY,          account.
7 DAYS A WEEK          - Sign up for telephone exchange services when you
                       open your account. To add the telephone exchange
                         option to your account, call 1-800-368-3863 for a
                         Telephone Exchange Form.
                       - Please note that your accounts must be identically
                       registered and that you must exchange enough into the
                         new account to meet the minimum initial investment.
                       Or use Strong DirectSM, Strong Funds' automated
                       telephone response system. Call 1-800-368-7550.
----------------------------------------------------------------------------
IN PERSON              - Stop by our Investor Center in Menomonee Falls,
                       Wisconsin.
                         Call 1-800-368-3863 for hours and directions.
                       - The Investor Center can only accept checks or money
                         orders.
----------------------------------------------------------------------------
WIRE                   Call 1-800-368-3863 for instructions on opening an
                       account by wire.
----------------------------------------------------------------------------
AUTOMATICALLY          USE STRONG'S "NO-MINIMUM INVESTMENT PROGRAM."
                       - If you sign up for Strong's Automatic Investment
                       Plan when you open your account, Strong Funds will
                         waive the Fund's minimum initial investment (see
                         chart on page II-4).
                       - Complete the Automatic Investment Plan section on
                       the account application.
                       - Mail to the address indicated on the application.
----------------------------------------------------------------------------
BROKER-DEALER          - You may purchase shares in the Fund through a
                       broker-
                         dealer or other institution that may charge a
                       transaction fee.
                       - Strong Funds may only accept requests to purchase
                         shares into a broker-dealer street name account
                         from the broker-dealer.

                             ----------------------

                              PROSPECTUS PAGE II-2

------------------------------------------------------------------------------
                         TO ADD TO AN EXISTING ACCOUNT
--------------------------------------------------------------------------------
BY CHECK
- Complete an Additional Investment Form provided at the bottom of your account statement, or write a note indicating your fund account number and registration. Make your check or money order payable to "Strong Funds."
- Mail to Strong Funds, P.O. Box 2936, Milwaukee, Wisconsin 53201. If you're using an express delivery service, send to Strong Funds, 900 Heritage Reserve, Menomonee Falls, Wisconsin 53051.
BY EXCHANGE
- Call 1-800-368-3863 for instructions on exchanging by mail.
--------------------------------------------------------------------------------

BY EXCHANGE
- Add to an account by exchanging funds from another Strong Funds account.
- Sign up for telephone exchange services when you open your account. To add the telephone exchange option to your account, call 1-800-368-3863 for a Telephone Exchange Form.
- Please note that the accounts must be identically registered and that the minimum exchange is $50 or the balance of your account, whichever is less.
BY TELEPHONE PURCHASE
- Sign up for telephone purchase when you open your account to make additional investments from $50 to $25,000 into your Strong Funds account by telephone. To add this option to your account, call 1-800-368-3863 for a Telephone Purchase Form.
Or use Strong DirectSM, Strong Funds' automated telephone response system. Call 1-800-368-7550.
--------------------------------------------------------------------------------

- Stop by our Investor Center in Menomonee Falls, Wisconsin. Call 1-800-368-3863 for hours and directions.
- The Investor Center can only accept checks or money orders.
--------------------------------------------------------------------------------

Call 1-800-368-3863 for instructions on adding to an account by wire.
--------------------------------------------------------------------------------

USE ONE OF STRONG'S AUTOMATIC INVESTMENT PROGRAMS. Sign up for these services when you open your account, or call 1-800-368-3863 for instructions on how to add them to your existing account.
- AUTOMATIC INVESTMENT PLAN. Make regular, systematic investments (minimum $50) into your Strong Funds account from your bank checking or NOW account. Complete the Automatic Investment Plan section on the account application.
- AUTOMATIC EXCHANGE PLAN. Make regular, systematic exchanges (minimum $50) from one Strong Funds account to another. Call 1-800-368-3863 for an application.
- PAYROLL DIRECT DEPOSIT. Have a specified amount (minimum $50) regularly deducted from your paycheck, social security check, military allotment, or annuity payment invested directly into your Strong Funds account. Call 1-800-368-3863 for an application.
- AUTOMATIC DIVIDEND REINVESTMENT. Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Or, you may elect to have your dividends and capital gain distributions automatically invested in shares of another Strong Fund.
--------------------------------------------------------------------------------

- You may purchase additional shares in a Fund through a broker-dealer or other institution that may charge a transaction fee.
- Strong Funds may only accept requests to purchase additional shares into a broker-dealer street name account from the broker-dealer.

                             ----------------------

                              PROSPECTUS PAGE II-3

                    WHAT YOU SHOULD KNOW ABOUT BUYING SHARES

- Please make all checks or money orders payable to "Strong Funds."
- We cannot accept third-party checks or checks drawn on banks outside the U.S.
- You will be charged a $20 service fee for each check, wire, or Electronic Funds Transfer ("EFT") purchase that is returned unpaid, and you will be responsible for any resulting losses suffered by a Fund.
- Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.
- A Fund reserves the right to decline to accept your purchase order upon receipt for any reason.
- Minimum Investment Requirements:

----------------------------------------------------------------------------

   To open a regular account
       Total Return and Asset Allocation Funds...........................$250
       American Utilities Fund.........................................$1,000
       Equity Income and Growth and Income Funds.......................$2,500

   To open an IRA or Defined Contribution account........................$250

   To open a UGMA/UTMA account...........................................$250

   To open a 401(k) or 403(b) retirement account...................No Minimum

   To add to an existing account..........................................$50

   The Funds offer a No-Minimum Investment Program that waives the minimum initial investment requirements for investors who participate in the Strong Automatic Investment Plan (described on page II-11). Unless you participate in the Strong No-Minimum Investment Program, please ensure your purchases meet the minimum investment requirements.
   Under certain circumstances (for example, if you discontinue a No-Minimum Investment Program before you reach a Fund's minimum initial investment), each Fund reserves the right to close your account. Before taking such action, a Fund will provide you with written notice and at least 60 days in which to reinstate an investment program or otherwise reach the minimum initial investment required.

DETERMINING YOUR SHARE PRICE

   Generally, when you make any purchases, sales, or exchanges, the price of your shares will be the net asset value ("NAV") next determined after Strong Funds receives your request in proper form. If Strong Funds receives such request prior to the close of the New York Stock Exchange (the "Exchange") on a day on which the Exchange is open, your share price will be the NAV determined that day. The NAV for each Fund is normally determined as of

                             ----------------------

                              PROSPECTUS PAGE II-4

3:00 p.m. Central Time ("CT") each day the Exchange is open. The Funds reserve the right to change the time at which purchases, redemptions, and exchanges are priced if the Exchange closes at a time other than 3:00 p.m. CT or if an emergency exists. Each Fund's NAV is calculated by taking the fair value of a Fund's total assets, subtracting all its liabilities, and dividing by the total number of shares outstanding. Expenses are accrued daily and applied when determining the NAV.
   A Fund's portfolio securities are valued based on market quotations or at fair value as determined by the method selected by each Fund's Board of Directors. Equity securities traded on a national securities exchange or NASDAQ are valued at the last sales price on the national securities exchange or NASDAQ on which such securities are primarily traded. Securities traded on NASDAQ for which there were no transactions on a given day or securities not listed on an exchange or NASDAQ are valued at the average of the most recent bid and asked prices. Other exchange traded securities (generally foreign securities) will be valued based on market quotations. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Otherwise, sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Debt securities having remaining maturities of 60 days or less are valued by the amortized cost method when the Board of Directors determines that the fair value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of the fluctuating rates on the market value of the instrument.
   Securities quoted in foreign currency are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily NAV per share is determined. Although the Funds value their foreign assets in U.S. dollars on a daily basis, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of trading on the Exchange. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the Exchange. Such events would not normally be reflected in a calculation of a Fund's NAV on that day. If events that materially affect the value of a Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

                             ----------------------

                              PROSPECTUS PAGE II-5

HOW TO SELL SHARES

   You can access the money in your account at any time by selling (redeeming) some or all of your shares back to the Fund. Once your redemption request is received in proper form, Strong will normally mail you the proceeds the next business day and, in any event, no later than seven days thereafter.
   To redeem shares, you may use any of the methods described in the following chart. However, if you are selling shares in a retirement account, please call 1-800-368-3863 for instructions. Please note that there is a $10.00 fee for closing an IRA or other retirement account or for transferring assets to another custodian. For your protection, certain requests may require a signature guarantee. (See "Special Situations -- Signature Guarantees.")

                             ----------------------

                              PROSPECTUS PAGE II-6

   -----------------------------------------------------------------------------

                        TO SELL SHARES
-----------------------------------------------------------------------------
MAIL                    FOR INDIVIDUAL, JOINT TENANT, AND UGMA/UTMA ACCOUNTS
                        - Write a "letter of instruction" that includes the
For your protection     following information: your account number, the
certain redemption        dollar amount or number of shares you wish to
requests may require a    redeem, each owner's name, your street address, and
signature guarantee.      the signature of each owner as it appears on the
See "Special              account.
Situations - Signature  - Mail to Strong Funds, P.O. Box 2936, Milwaukee,
Guarantees."            Wisconsin 53201. If you're using an express delivery
                          service, send to 900 Heritage Reserve, Menomonee
                          Falls, Wisconsin 53051.
                        FOR TRUST ACCOUNTS
                        - Same as above. Please ensure that all trustees sign
                        the letter of instruction.
                        FOR OTHER REGISTRATIONS
                        - Call 1-800-368-3863 for instructions.
-----------------------------------------------------------------------------
TELEPHONE
                        Sign up for telephone redemption services when you
1-800-368-3863          open your account by checking the "Yes" box in the
24 HOURS A DAY,         appropriate section of the account application. To
7 DAYS A WEEK           add the telephone redemption option to your account,
                        call 1-800-368-3863 for a Telephone Redemption Form.
                        Once the telephone redemption option is in place, you
                        may sell shares by phone and arrange to receive the
                        proceeds in one of three ways:
                        TO RECEIVE A CHECK BY MAIL
                        - At no charge, we will mail a check to the address
                        to which your account is registered.
                        TO DEPOSIT BY EFT
                        - At no charge, we will transmit the proceeds by
                        Electronic Funds Transfer (EFT) to a pre-authorized
                          bank account. Usually, the funds will arrive at
                          your bank two banking days after we process your
                          redemption.
                        TO DEPOSIT BY WIRE
                        - For a $10 fee, we will transmit the proceeds by
                        wire to a pre-authorized bank account. Usually, the
                          funds will arrive at your bank the next banking day
                          after we process your redemption.
                        You may also use Strong DirectSM, Strong Funds'
                        automated telephone response system. Call
                        1-800-368-3863 for details.
-----------------------------------------------------------------------------
AUTOMATICALLY
                        You can set up automatic withdrawals from your
                        account at regular intervals. To establish the
                        Systematic Withdrawal Plan, request a form by calling
                        1-800-368-3863.
-----------------------------------------------------------------------------
BROKER-DEALER
                        You may also redeem shares through broker-dealers or
                        others who may charge a commission or other
                        transaction fee.

                             ----------------------

                              PROSPECTUS PAGE II-7

                   WHAT YOU SHOULD KNOW ABOUT SELLING SHARES

- If you have recently purchased shares, please be aware that your redemption request may not be honored until the purchase check has cleared your bank, which generally occurs within ten calendar days.
- You will be charged a $10 service fee for a stop-payment and replacement of a redemption or dividend check.
- The right of redemption may be suspended during any period in which (i) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed for other than weekends and holidays; (ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.
- If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must endorse the certificates and all signatures must be guaranteed.
- Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.

                              REDEMPTIONS IN KIND

   If the Advisor determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for a Fund's shares. Shareholders receiving securities or other financial assets on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

                WHAT YOU SHOULD KNOW ABOUT TELEPHONE REDEMPTIONS

- The Funds reserve the right to refuse a telephone redemption if they believe it advisable to do so.
- Once you place your telephone redemption request, it cannot be canceled or modified.
- Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Funds and their transfer agent employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds may incur liability if they do not follow these procedures.
- Because of increased telephone volume, you may experience difficulty in implementing a telephone redemption during periods of dramatic economic or market changes.

                             ----------------------

                              PROSPECTUS PAGE II-8

SHAREHOLDER SERVICES

                              INFORMATION SERVICES

   24-HOUR ASSISTANCE. Strong Funds has registered representatives available to help you 24 hours a day, 7 days a week. Call 1-414-359-1400 or toll-free 1-800-368-3863. You may also write to Strong Funds at the address on the cover of this Prospectus, or e-mail us at service@strong-funds.com.

   STRONG DIRECTSM AUTOMATED TELEPHONE SYSTEM. Also available 24 hours a day, the Strong DirectSM automated response system enables you to use a touch-tone phone to hear fund quotes and returns on any Strong Fund. You may also confirm account balances, hear records of recent transactions and dividend activity (1-800-368-5550), and perform purchases, exchanges or redemptions among your existing Strong accounts (1-800-368-7550). You may also perform an exchange to open a new Strong account provided that your account has the telephone exchange option. Please note that your accounts must be identically registered and you must exchange enough into the new account to meet the minimum initial investment. Your account information is protected by a personal code that you establish.

   STRONG NETDIRECTSM. Available 24 hours a day from your personal computer, Strong netDirectSM allows you to use the Internet to access your Strong Funds account information. You may access specific account history, view current account balances, obtain recent dividend activity, and perform purchases, exchanges, or redemptions among your existing Strong accounts.
   To register for netDirect, please visit our website at http://www.strong-funds.com. Your account information is protected by a personal password and Internet encryption technology. For more information on this service, please call 1-800-359-3379 or e-mail us at service@strong-funds.com.

   STATEMENTS AND REPORTS. At a minimum, each Fund will confirm all transactions for your account on a quarterly basis. We recommend that you file each quarterly statement - and, especially, each calendar year-end statement - with your other important financial papers, since you may need to refer to them at a later date for tax purposes. Should you need additional copies of previous statements, you may order confirmation statements for the current and preceding year at no charge. Statements for earlier years are available for $10 each. Call 1-800-368-3863 to order past statements.
   Each year, you will also receive a statement confirming the tax status of any distributions paid to you, as well as a semi-annual report and an annual report containing audited financial statements.
   To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, is mailed to your household. Call 1-800-368-3863 if you wish to receive additional copies, free of charge.

                             ----------------------

                              PROSPECTUS PAGE II-9

   More complete information regarding each Fund's investment policies and services is contained in its SAI, which you may request by calling or writing Strong Funds at the phone number and address on the cover of this Prospectus.

   CHANGING YOUR ACCOUNT INFORMATION. So that you continue receiving your Strong correspondence, including any dividend checks and statements, please notify us in writing as soon as possible if your address changes. You may use the Additional Investment Form at the bottom of your confirmation statement, or simply write us a letter of instruction that contains the following information:
      1. a written request to change the address,
      2. the account number(s) for which the address is to be changed,
      3. the new address, and
      4. the signatures of all owners of the accounts.
   Please send your request to the address on the cover of this Prospectus. Changes to your accounts' registration - such as adding or removing a joint owner, changing an owner's name, or changing the type of your account - must also be submitted in writing. Please call 1-800-368-3863 for instructions. For your protection, some requests may require a signature guarantee.

                              TRANSACTION SERVICES

   EXCHANGE PRIVILEGE. You may exchange shares between identically registered Strong Funds accounts, either in writing or by telephone. By establishing the telephone exchange services, you authorize the Fund and its agents to act upon your instruction by telephone to exchange shares from any account you specify. For tax purposes, an exchange is considered a sale and a purchase of Fund shares. Please obtain and read the appropriate prospectus before investing in any of the Strong Funds. Since an excessive number of exchanges may be detrimental to the Funds, each Fund reserves the right to discontinue the exchange privilege of any shareholder who makes more than five exchanges in a year or three exchanges in a calendar quarter.

REGULAR INVESTMENT PLANS

   Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan, all discussed below, are methods of implementing DOLLAR COST AVERAGING. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, your average cost per share may be less than your average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining

                            -----------------------

                              PROSPECTUS PAGE II-10
markets. Since such a program involves continuous investment regardless of fluctuating share values, you should consider your ability to continue the program through periods of both low and high share-price levels.

   AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan allows you to make regular, systematic investments in a Fund from your bank checking or NOW account. You may choose to make investments on any day of the month in amounts of $50 or more. You can set up the Automatic Investment Plan with any financial institution that is a member of the Automated Clearing House. Because each Fund has the right to close an investor's account for failure to reach the minimum initial investment, please consider your ability to continue this Plan until you reach the minimum initial investment. To establish the Plan, complete the Automatic Investment Plan section on the account application, or call 1-800-368-3863 for an application.

   PAYROLL DIRECT DEPOSIT PLAN. Once you meet a Fund's minimum initial investment requirement, you may purchase additional Fund shares through the Payroll Direct Deposit Plan. Through this Plan, periodic investments (minimum $50) are made automatically from your payroll check into your existing Fund account. By enrolling in the Plan, you authorize your employer or its agents to deposit a specified amount from your payroll check into the Fund's bank account. In most cases, your Fund account will be credited the day after the amount is received by the Fund's bank. In order to participate in the Plan, your employer must have direct deposit capabilities through the Automated Clearing House available to its employees. The Plan may be used for other direct deposits, such as social security checks, military allotments, and annuity payments.
   To establish Direct Deposit for your account, call 1-800-368-3863 to obtain an Authorization for Payroll Direct Deposit to a Strong Funds Account form. Once the Plan is established, you may alter the amount of the deposit, alter the frequency of the deposit, or terminate your participation in the program by notifying your employer.

   AUTOMATIC EXCHANGE PLAN. The Automatic Exchange Plan allows you to make regular, systematic exchanges (minimum $50) from one Strong Funds account into another Strong Funds account. By setting up the Plan, you authorize the Fund and its agents to redeem a set dollar amount or number of shares from the first account and purchase shares of a second Strong Fund. In addition, you authorize a Fund and its agents to accept telephone instructions to change the dollar amount and frequency of the exchange. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss. To establish the Plan, request a form by calling 1-800-368-3863.
   To participate in the Automatic Exchange Plan, you must have an initial account balance of $2,500 in the first account and at least the minimum initial

                            -----------------------

                              PROSPECTUS PAGE II-11
investment in the second account. Exchanges may be made on any day or days of your choice. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, your participation in the Plan will be terminated. You may also terminate the Plan at any time by calling or writing to the Fund. Once participation in the Plan has been terminated for any reason, to reinstate the Plan you must do so in writing; simply investing additional funds will not reinstate the Plan.

   SYSTEMATIC WITHDRAWAL PLAN. You can set up automatic withdrawals from your account at regular intervals. To begin distributions, you must have an initial balance of $5,000 in your account and withdraw at least $50 per payment. To establish the Systematic Withdrawal Plan, request a form by calling 1-800-368-3863. Depending upon the size of the account and the withdrawals requested (and fluctuations in net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust the account. If the amount remaining in the account is not sufficient to meet a Plan payment, the remaining amount will be redeemed and the Plan will be terminated.

SPECIAL SITUATIONS

   POWER OF ATTORNEY. If you are investing as attorney-in-fact for another person, please complete the account application in the name of such person and sign the back of the application in the following form: "[applicant's name] by [your name], attorney-in-fact." To avoid having to file an affidavit prior to each transaction, please complete the Power of Attorney form available from Strong Funds at 1-800-368-3863. However, if you would like to use your own power of attorney form, please call the same number for instructions.

   CORPORATIONS AND TRUSTS. If you are investing for a corporation, please include with your account application a certified copy of your corporate resolution indicating which officers are authorized to act on behalf of the corporation. As an alternative, you may complete a Certification of Authorized Individuals, which can be obtained from the Funds. Until a valid corporate resolution or Certification of Authorized Individuals is received by the Fund, services such as telephone and wire redemption will not be established.
   If you are investing as a trustee, please include the date of the trust. All trustees must sign the application. If they do not, services such as telephone and wire redemption will not be established. All trustees must sign redemption requests unless proper documentation to the contrary is provided to the Fund. Failure to provide these documents or signatures as required when you invest may result in delays in processing redemption requests.

                            -----------------------

                              PROSPECTUS PAGE II-12

   FINANCIAL INTERMEDIARIES. Broker-dealers, financial institutions, and other financial intermediaries that have entered into agreements with the Distributor may enter purchase or redemption orders on behalf of their customers. If you purchase or redeem shares of a Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified in accordance with the terms of the intermediaries' agreement with the Distributor. In addition, certain operational policies of a Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. We urge you to consult your financial intermediary for more information regarding these matters. In addition, a Fund may pay, directly or indirectly through arrangements with the Advisor, amounts to financial intermediaries that provide transfer agent and/or other administrative services relating to the Fund to their customers provided, however, that the Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund. Certain financial intermediaries may charge a commission or other transaction fee for their services. You will not be charged for such fees if your purchase or redeem your Fund shares directly from a Fund without the intervention of a financial intermediary.

   SIGNATURE GUARANTEES. A signature guarantee is designed to protect you and the Funds against fraudulent transactions by unauthorized persons. In the following instances, the Funds will require a signature guarantee for all authorized owners of an account:

- when you add the telephone redemption option to your existing account;
- if you transfer the ownership of your account to another individual or organization;
- when you submit a written redemption request for more than $25,000;
- when you request to redeem or redeposit shares that have been issued in certificate form;
- if you open an account and later decide that you want certificates;
- when you request that redemption proceeds be sent to a different name or address than is registered on your account;
- if you add/change your name or add/remove an owner on your account; and
- if you add/change the beneficiary on your transfer on death account.

   A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. PLEASE NOTE THAT A NOTARY PUBLIC STAMP OR SEAL IS NOT ACCEPTABLE.

                            -----------------------

                              PROSPECTUS PAGE II-13

                                    APPENDIX

RATINGS OF DEBT OBLIGATIONS

   Moody's       Standard &         Fitch
  Investors    Poor's Ratings     Investors
Service, Inc.       Group       Service, Inc.      Definition
-----------------------------------------------------------------
Aaa            AAA              AAA            Highest quality
Aa             AA               AA             High quality
A              A                A              Upper medium grade
Baa            BBB              BBB            Medium grade
Ba             BB               BB             Low grade
B              B                B              Speculative
Caa, Ca, C     CCC, CC, C       CCC, CC, C     Submarginal
D              D                DDD, DD, D     Probably in
                                               default
-----------------------------------------------------------------

ASSET COMPOSITION

   For the fiscal year ended October 31, 1996, the Asset Allocation Fund's assets were invested in the credit categories shown below. Percentages are computed on a dollar-weighted basis and are an average of twelve monthly calculations. For purposes of determining whether a security is investment grade, the Advisor may use the highest rating assigned to that security by any NRSRO. A security rated differently by two or more rating securities is included in the category representing the higher of the ratings assigned to the security.

ASSET ALLOCATION FUND

                    Percentage of    Advisor's Assessment
   S&P     Moody's   Investments    of Not Rated Securities
-----------------------------------------------------------
AAA        Aaa          16.8%                  --
AA         Aa            2.7                   --
A          A             1.9                   --
BBB        Baa           8.4                   --
BB         Ba           10.0                   .1%
B          B              --                   .2
CCC        Caa            .1                   .1
CC         Ca             --                   --
C          C              --                   --
D          D              --                   --
Not Rated                 .4                   --
Total                   40.3%                  .4%
-----------------------------------------------------------

                             ----------------------

                               PROSPECTUS PAGE A-1

                                     NOTES

                                     NOTES